UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2018

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 21, the Board of Directors (the “Board”) of People’s United Financial, Inc. (the “Company”) amended its Eighth Amended and Restated Bylaws (as so amended, the “Bylaws”) to eliminate the requirement that the Chairman of the Board be an independent director, to establish a Lead Director and to make certain other changes summarized below.

•	Section 2.03 has been amended to provide that special meetings of shareholders may also be called at any time by the Chairman of the Board. The prior bylaws provided that special meetings of shareholders may be called at any time only by the Chief Executive Officer or the President or by resolution of at least three-fourths of the directors then in office.

•	Section 2.08 has been amended to provide that the Chairman of the Board, or if he is absent or otherwise unable to serve, the Chief Executive Officer or the President, shall serve as chairman at all meetings of the shareholders. If the Chief Executive Officer and the President are absent or otherwise unable to serve, then the Lead Director shall serve as Chairman. The prior bylaws provided that the Chief Executive Officer (or the President in his absence) would serve as chairman at all shareholder meetings.

•	Section 4.03 has been amended by eliminating the requirement that the Chairman of the Board be an independent director and providing that the Board may designate the Chairman of the Board as an executive or non-executive chairman.

•	Section 4.04 has been amended to eliminate the role of Vice Chairman and establish the role of Lead Director, who shall be appointed by the independent members of the Board from among the independent members of the Board when the positions of Chairman of the Board and Chief Executive Officer are held by the same person.

•	Section 4.06 has been amended to provide that special meetings of the Board may be called at the request of the Chairman or the Lead Director, if there be one. The prior bylaws allowed for a special meeting to be called at the request of the Chairman or the Chief Executive Officer.

•	Section 4.08 has been amended to provide that if the Chairman is absent or otherwise unable to preside over a meeting of the Board or does not designate another director to preside over such meeting then the Lead Director, if there be one, shall preside as opposed to the Chief Executive Officer.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended Eighth Amended and Restated Bylaws, effective as of June 21, 2018

Exhibit Index

Exhibit No.	Description

3.1	Amended Eighth Amended and Restated Bylaws, effective as of June 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: June 26, 2018	By:	/s/ Robert E. Trautmann
(Signature)
	Name:	Robert Trautmann
	Title:	Senior Executive Vice President and General Counsel

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